ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
(the “Trust”)
AZL® T. Rowe Price Capital Appreciation Fund
(the “Fund”)

Supplement dated February 22, 2022
 to the Prospectus and Statement of Additional Information (“SAI”) dated April 30, 2021

This supplement updates certain information contained in the prospectus and SAI and should be attached to the prospectus and SAI and retained for future reference.

Effective March 7, 2022, T. Rowe Price Investment Management, Inc. (“TRPIM”) will be added as a sub-subadviser to the Fund, pursuant to an Investment Sub-Sub-Advisory Agreement between TRPIM and the Fund’s subadviser, T. Rowe Price Associates, Inc. (“TRPA”). TRPIM is a wholly-owned subsidiary of TRPA.
Accordingly, effective March 7, 2022, the Fund’s prospectus and SAI are revised to add the following:
Under Management, at page 96 of the prospectus:
T. Rowe Price Investment Management, Inc. serves as sub-subadviser to the Fund. Where applicable, the use of the term Subadviser also refers to the sub-subadviser.
Under Fund Management, The Subadvisers of the Funds, at page 132 of the prospectus, and under The Subadvisers, at page 57 of the SAI:
T. Rowe Price Investment Management, Inc. serves as sub-subadviser to the Fund and is authorized to trade securities and make discretionary investment decisions on behalf of the Fund. TRPIM is an SEC-registered investment adviser that provides investment management services to individual and institutional investors and sponsors and serves as adviser and subadviser to registered investment companies, institutional separate accounts, and common trust funds. TRPIM is a wholly-owned subsidiary of TRPA. The address for TRPIM, like TRPA, is 100 East Pratt Street, Baltimore, Maryland 21202.

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